2,000,000 SHARES






                                   CACHE, INC.

                          COMMON STOCK, $.01 PAR VALUE







                             UNDERWRITING AGREEMENT

                             DATED JANUARY 22, 2004


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                                                              January 22, 2004



Thomas Weisel Partners LLC
US Bancorp Piper Jaffray Inc.
Brean Murray & Co., Inc.
First Albany Capital Inc.
As Representatives of the several Underwriters
c/o Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, California  94104

Ladies and Gentlemen:

         INTRODUCTION. Cache, Inc., a Florida corporation (the "COMPANY"), proposes to issue and sell to the several underwriters named in SCHEDULE A hereto (the "UNDERWRITERS"), and certain shareholders of the Company (the "SELLING SHAREHOLDERS") named in SCHEDULE B hereto severally propose to sell to the several Underwriters, an aggregate of 2,000,000 shares of the common stock, par value $.01 per share, of the Company (the "FIRM SHARES"), of which 200,000 shares are to be issued and sold by the Company and 1,800,000 shares are to be sold by the Selling Shareholders, with each Selling Shareholder selling the number of shares set forth opposite such Selling Shareholder's name in SCHEDULE B hereto.

         Certain Selling Shareholders named in Schedule B also propose to sell to the several Underwriters not more than an additional 300,000 shares of the common stock, par value $.01 per share, of the Company (the "ADDITIONAL SHARES"), if and to the extent that you shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of common stock granted to the Underwriters in Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "SHARES". The shares of common stock, par value $.01 per share, of the Company to be outstanding after giving effect to the sales contemplated hereby are hereinafter referred to as the "COMMON STOCK". The Company and the Selling Shareholders are hereinafter sometimes collectively referred to as the "SELLERS". The Selling Shareholders designated with a "*" on SCHEDULE B hereto are sometimes referred to herein as the "PRINCIPAL SHAREHOLDERS". Thomas Weisel Partners LLC ("TWP"), US Bancorp Piper Jaffray Inc., Brean Murray & Co., Inc. and First Albany Capital Inc. have agreed to act as representatives of the several Underwriters (in such capacity, the "REPRESENTATIVES") in connection with the offering and sale of the Shares.

          The Company has filed with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-3 (file no. 333-110553), including a prospectus, relating to the Shares. The registration statement as amended at the time it becomes effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Securities Act of 1933, as amended (the "SECURITIES ACT"), and all documents incorporated or deemed to be incorporated by reference therein is hereinafter referred to as the "REGISTRATION STATEMENT"; the prospectus in the form


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first used to confirm sales of Shares is hereinafter referred to as the "PROSPECTUS". If the Company has filed a registration statement to register additional shares of Common Stock pursuant to Rule 462(b) under the Securities Act (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. All references in this Agreement to the Registration Statement, the Rule 462 Registration Statement, a preliminary prospectus, the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System ("EDGAR").

         All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE PRINCIPAL SHAREHOLDERS. The Company and each of the Principal Shareholders jointly and severally represent and warrant to and agrees with each of the Underwriters that:

          (a) EFFECTIVE REGISTRATION STATEMENT. The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.

          (b) CONTENTS OF REGISTRATION STATEMENT. (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Registration Statement and the Prospectus comply and, as amended or supplemented, if applicable, will comply in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder and (iii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in this paragraph do not apply to statements or omissions in the Registration Statement or the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein. Each preliminary prospectus and the Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Shares. Each of the Registration Statement, any Rule 462 Registration Statement and any post-effective amendment thereto, at the time it became effective and at all subsequent times during which a Prospectus is required to be delivered, complied and will comply in all material respects with the Securities Act. There are no contracts or other documents required to be described in the Prospectus or to be filed as exhibits to the Registration Statement which have not been described or filed as required.

          (c) OFFERING MATERIALS FURNISHED TO UNDERWRITERS. The Company has delivered to the Underwriters two complete manually signed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and preliminary prospectuses and the Prospectus, as amended or supplemented, in such quantities and at such places as the Underwriters have reasonably requested.

          (d) DISTRIBUTION OF OFFERING MATERIAL BY THE COMPANY. The Company has not distributed and will not distribute, prior to the later of the Option Closing Date (as defined below) and the completion of the Underwriters' distribution of the Common Shares, any offering material in connection with the offering and sale of the Common Shares other than a preliminary prospectus, the Prospectus or the Registration Statement.

          (e) EXCHANGE ACT COMPLIANCE. The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date and the Option Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (f) DUE INCORPORATION. The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (g) SUBSIDIARIES. Each subsidiary of the Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (h) UNDERWRITING AGREEMENT. This Agreement has been duly authorized, executed and delivered by the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as rights to indemnification or contribution hereunder may be limited by applicable law or the public policy underlying such law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

          (i) DESCRIPTION OF CAPITAL STOCK. The authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus.

          (j) AUTHORIZED STOCK. The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances, if any, pursuant to employee benefit plans described in the Prospectus or upon exercise of outstanding options described in the Prospectus). The Common Stock (including the Shares) conforms in all material respects to the description thereof contained in the Prospectus.

          (k) VALIDLY ISSUED SHARES. All of the issued and outstanding shares of Common Stock (including the shares of Common Stock owned by Selling Shareholders) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding shares of Common Stock were issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

          (l) NO CONFLICT. The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene any provision of applicable law or the certificate of incorporation or by-laws of the Company or any agreement or other instrument binding upon the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (m) LEGAL PROCEEDINGS; EXHIBITS. There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described or incorporated by reference in the Registration Statement or the Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described or filed or incorporated as required.

          (n) COMPLIANCE WITH SECURITIES ACT. Each preliminary prospectus filed as part of the registration statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

          (o) NOT AN INVESTMENT COMPANY. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

          (p) COMPLIANCE WITH LAWS. The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (q) NO ENVIRONMENTAL COSTS. There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (r) NO REGISTRATION RIGHTS. There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company or to require the Company to include such securities with the Shares registered pursuant to the Registration Statement other than as described in the Registration Statement and as have been waived in writing in connection with the offering contemplated hereby.

          (s) CUBAN BUSINESS STATUTE. The Company has complied with all provisions of Section 517.075, Florida Statutes relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

          (t) NO MATERIAL ADVERSE CHANGE. Except as otherwise disclosed in the Prospectus, subsequent to the respective dates as of which information is given in the Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a "MATERIAL ADVERSE CHANGE"), other than changes to the economy or that affect the industry generally; (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

          (u) INDEPENDENT ACCOUNTANTS. KPMG LLP, who has expressed its opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and incorporated by reference in the Prospectus, are independent public or certified public accountants with respect to the Company as required by the Securities Act and the Exchange Act. Arthur Andersen LLP, whose opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and incorporated by reference in the Prospectus, were at the time such opinion was rendered an independent public or certified public accountants with respect to the Company as required by the Securities Act and the Exchange Act.

          (v) PREPARATION OF THE FINANCIAL STATEMENTS. The consolidated financial statements of the Company and its subsidiaries filed with the Commission as a part of the Registration Statement and incorporated by reference in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules of the Company and its subsidiaries have been prepared in conformity with generally accepted accounting principles as applied in the United States on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. The financial data set forth in the Prospectus under the captions "Prospectus Summary--Summary Consolidated Financial and Operating Data", "Capitalization" and "Selected Consolidated Financial Data" which is incorporated by reference fairly present the information set forth therein on a basis consistent with that of the audited financial statements incorporated by reference in the Registration Statement. No other financial statements or supporting schedules are required to be included in the Registration Statement.

          (w) GOOD TITLE TO PROPERTIES. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as would not cause a Material Adverse Change and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not cause a Material Adverse Change and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries except as would not cause a Material Adverse Change.

          (x) INTELLECTUAL PROPERTY RIGHTS. The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would cause a Material Adverse Change.

          (y) NO LABOR DISPUTES. No material labor dispute with the employees of the Company or any of its subsidiaries exists, or, to the knowledge of the Company, is imminent; and the Company is not aware of any existing, threatened or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors other than as would not cause a Material Adverse Change.

          (z) INSURANCE. The Company and its subsidiaries are insured by the insurers of recognized financial responsibility against such losses and risks and in such amounts as are customary in the businesses in which they are engaged; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (aa) GOVERNMENTAL PERMITS. The Company and its subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective business, other than those the failure of which to possess would not cause a Material Adverse Change, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would cause a Material Adverse Change.

          (bb) ACCOUNTING CONTROLS. The Company and each of its subsidiaries maintain: a system of internal accounting controls sufficient to provide reasonable assurance that (1) transactions are executed in accordance with management's general or specific authorizations; (2) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability;
(3) access to assets is permitted only in accordance with management's general or specific authorization; and (4) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (cc) TAX LAW COMPLIANCE. The Company and its subsidiaries have filed all necessary federal and state income and franchise tax returns or have received extensions thereof and have paid all taxes shown on such returns to be required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except for any assessment, fine or penalty that is currently being contested in good faith. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in paragraph 1(v) above in respect of all federal and state income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. The Company has no knowledge of any tax deficiency which might be asserted against the Company or any subsidiary which could result in a Material Adverse Change.

          (dd) LISTING OF COMMON STOCK. The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and is listed on the Nasdaq Stock Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market, nor has the Company received any notification that the Commission or the National Association of Securities Dealers, Inc. (the "NASD") is contemplating terminating such registration or listing.

          (ee) NO PRICE STABILIZATION OR MANIPULATION. The Company has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

          (ff) RELATED PARTY TRANSACTIONS. There are no business relationships or related-party transactions involving the Company or any subsidiary or any other person required under the Securities Act to be described in the Prospectus which have not been described as required.

          (gg) ERISA COMPLIANCE. The Company and its subsidiaries and any "employee benefit plan" (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, "ERISA")) established or maintained by the Company, its subsidiaries or their "ERISA Affiliates" (as defined below) are in compliance in all material respects with ERISA. "ERISA Affiliate" means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the "CODE") of which the Company or such subsidiary is a member. No "reportable event" (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such "employee benefit plan" were terminated, would have any "amount of unfunded benefit liabilities" (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "employee benefit plan" or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each "employee benefit plan" established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

          (hh) SARBANES OXLEY COMPLIANCE. There is and has not been any failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the "SARBANES OXLEY ACT"), including Section 402 related to loans and Sections 302 and 906 related to certifications.

     2. REPRESENTATIONS AND WARRANTIES OF THE SELLING SHAREHOLDERS. Each of the Selling Shareholders, severally and not jointly, represents and warrants to and agrees with each of the Underwriters that:

          (a) DUE AUTHORIZATION. This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder, and assuming due authorization, execution and delivery by the other parties hereto, is a valid and binding agreement of such Selling Shareholder, enforceable in accordance with its terms, except as rights to indemnification and contribution hereunder may be limited by applicable law or the public policies underlying such law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

          (b) SELLING SHAREHOLDER DOCUMENTS. The Custody Agreement and the Power of Attorney (each as hereinafter defined) have been duly authorized, executed and delivered by such Selling Shareholder and, assuming due authorization, execution and delivery by the other parties hereto, are valid and binding agreements of such Selling Shareholder enforceable in accordance with their respective terms, except as rights to indemnification and contribution thereunder may be limited by applicable law or the public policies underlying such law and except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

          (c) NO CONFLICT. The execution and delivery by such Selling Shareholder of, and the performance by such Selling Shareholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Shareholder and Continental Stock Transfer & Trust Co., as Custodian, relating to the deposit of the Shares to be sold by such Selling Shareholder (the "CUSTODY AGREEMENT") and the Power of Attorney appointing certain individuals as such Selling Shareholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statement (the "POWER OF ATTORNEY") will not contravene any provision of applicable law, or the certificate of incorporation or by-laws of such Selling Shareholder (if such Selling Shareholder is a corporation), or any trust or other agreement or other instrument binding upon such Selling Shareholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling

Shareholder, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Shareholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Shareholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

          (d) VALIDLY ISSUED SHARES. The Shares to be sold by such Selling Shareholder pursuant to this Agreement have been duly authorized and are validly issued, fully paid and non-assessable.

          (e) GOOD TITLE TO SHARES. Such Selling Shareholder has, and on each Closing Date will have, valid title to the Shares to be sold by such Selling Shareholder and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Shareholder and all authorizations and approvals required by law and under its charter or bylaws, partnership agreement, trust agreement or other organizational documents to enter into this Agreement, the Custody Agreement and the Power of Attorney, to sell and deliver the Shares to be sold by such Selling Shareholder pursuant to this Agreement and to comply with its other obligations hereunder and thereunder have been obtained.

          (f) DELIVERY OF COMMON SHARES. Delivery of the Shares to be sold by such Selling Shareholder pursuant to this Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

          (g) NO REGISTRATION RIGHTS. Such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, other than as described in the Registration Statement and as have been waived in writing in connection with the offering contemplated hereby.

          (h) NO PRICE STABILIZATION OR MANIPULATION. Such Selling Shareholder has not taken and will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (i) DISCLOSURE BY SELLING SHAREHOLDER IN REGISTRATION STATEMENT. (i) The Registration Statement, when it became effective, did not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, with respect to such Selling Shareholder, and (ii) the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, with respect to such Selling Shareholder.

     3. PURCHASE AND SALE AGREEMENTS.

          (a) FIRM SHARES. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $21.6125 a share (the "PURCHASE PRICE") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          (b) ADDITIONAL SHARES. On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Selling Shareholders named in Schedule B agree to sell to the Underwriters the Additional Shares, and the Underwriters shall have a one-time right to purchase, severally and not jointly, up to 300,000 Additional Shares at the Purchase Price. If you, on behalf of the Underwriters, elect to exercise such option, you shall so notify the Company in writing not later than thirty (30) days after the date of this Agreement, which notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Such date may be the same as the Closing Date (as defined below) but not earlier than the Closing Date nor later than ten (10) business days after the date of such notice. Additional Shares may be purchased as provided in Section 4 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. If less than all of the Additional Shares are purchased, Additional Shares shall be purchased on a pro rata basis to the respective maximum number of Additional Shares to be sold by the Selling Shareholders as set forth in Schedule B. If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional Shares to be purchased as the number of Firm Shares set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

          (c) MARKET STANDOFF PROVISION. Each Seller hereby agrees that, without the prior written consent of TWP, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, or (B) the issuance by the Company of shares of Common Stock upon the exercise of options or warrants or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing and which is described in the Prospectus or as they may otherwise be permitted under
Section 5(j) hereof. In addition, each Selling Shareholder, agrees that, without the prior written consent of TWP, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock.

          (d) TERMS OF PUBLIC OFFERING. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this Agreement have become effective as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $22.75 a share (the "PUBLIC OFFERING PRICE") and to certain dealers selected by you at a price that represents a concession not in excess of $.6825 a share under the Public Offering Price, and that any Underwriter may allow, and such dealers may reallow, a concession, not in excess of $.10 a share, to any Underwriter or to certain other dealers.

     4. PAYMENT AND DELIVERY.

          (a) FIRM SHARES. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller in immediately available funds against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on January 28, 2004 or at such other time on the same or such other date, not later than February 4, 2004, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "CLOSING DATE".

          (b) ADDITIONAL SHARES. Payment for any Additional Shares shall be made to the Company in immediately available funds in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on the date specified in the notice described in Section 3(b) or at such other time on the same or on such other date, in any event not later than March 10, 2004, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "OPTION CLOSING DATE".

          (c) DELIVERY OF CERTIFICATES. Certificates for the Firm Shares and Additional Shares shall be in definitive form and registered in such names and in such denominations as you shall request in writing not later than one (1) full business day prior to the Closing Date or the Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and Additional Shares shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, with any transfer taxes payable in connection with the transfer of the Shares to the Underwriters duly paid, against payment of the Purchase Price therefor.

     5. COVENANTS OF THE COMPANY. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

          (a) FURNISH COPIES OF REGISTRATION STATEMENT AND PROSPECTUS. To furnish to you, without charge, four signed copies of the Registration Statement (including exhibits thereto) and for delivery to each other Underwriter a conformed copy of the Registration Statement (without exhibits thereto) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York

City time on the business day next succeeding the date of this Agreement and during the period mentioned in Section 5(c) below, as many copies of the Prospectus and any supplements and amendments thereto (including any documents incorporated or deemed incorporated by reference therein) or to the Registration Statement as you may reasonably request.

          (b) NOTIFICATION OF AMENDMENTS OR SUPPLEMENTS. Before amending or supplementing the Registration Statement or the Prospectus (including any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such rule.

          (c) FILINGS OF AMENDMENTS OR SUPPLEMENTS. If, during such period after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer (the "PROSPECTUS DELIVERY PERIOD"), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

          (d) BLUE SKY LAWS. To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

          (e) EARNINGS STATEMENT. To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen
(18) months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158).

          (f) USE OF PROCEEDS. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption "Use of Proceeds" in the Prospectus.

          (g) TRANSFER AGENT. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Common Stock.

          (h) PERIODIC REPORTING OBLIGATIONS. During the Prospectus Delivery Period, the Company shall file, on a timely basis, with the Commission and the Nasdaq National Market all reports and documents required to be filed under the Exchange Act.

          (i) SARBANES OXLEY COMPLIANCE. The Company will comply with all applicable securities and other applicable laws, rules and regulations, including, without limitation, the Sarbanes Oxley Act and the listing requirements of the Nasdaq National Market, and will use its best efforts to cause the Company's directors and officers, in their capacities as such, to comply with such laws, rules and regulations, including, without limitation, the provisions of the Sarbanes Oxley Act, in each case except where the failure to so comply would not, individually or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

          (j) EXCHANGE ACT COMPLIANCE. During the Prospectus Delivery Period, the Company will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Age in the manner and within the time periods required by the Exchange Act.

          (k) AGREEMENT NOT TO OFFER OR SELL ADDITIONAL SECURITIES. During the period of 90 days following the date of the Prospectus, the Company will not, without the prior written consent of TWP (which consent may be withheld at the sole discretion of TWP), directly or indirectly, sell, offer, contract or grant any option to sell, pledge, transfer or establish an open "put equivalent position" within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options or warrants to acquire shares of the Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock (other than as contemplated by this Agreement with respect to the Common Shares); provided, however, that the Company may issue shares of its Common Stock or options to purchase its Common Stock, or shares of Common Stock upon exercise of options, pursuant to any stock option, stock bonus or other stock plan or arrangement described in the Prospectus, but only if the holders of any such issued shares, or any options, which are exercisable during such 90 day period, agree in writing not to sell, offer, dispose of or otherwise transfer any such shares or options during such 90 day period without the prior written consent of TWP (which consent may be withheld at the sole discretion of TWP). Further, during such 90 day period, the Company shall not accelerate the vesting of options to purchase shares of its Common Stock without the prior written consent of TWP (which consent may be withheld at the sole discretion of TWP).

     6. CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS. The obligations of the Sellers to sell the Shares to the several Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date are subject to the following conditions:

          (a) EFFECTIVE REGISTRATION STATEMENT. The Registration Statement shall have become effective not later than 2:45 pm (New York City time) on the date hereof.

          (b) RULE 462 REGISTRATION STATEMENT. If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462 Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C.

time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462 Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

          (c) PROSPECTUS FILED WITH COMMISSION. The Company shall have filed the Prospectus with the Commission (including the information required by Rule 430A under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act; or the Company shall have filed a post-effective amendment to the Registration Statement containing the information required by such Rule 430A, and such post-effective amendment shall have become effective.

          (d) NO STOP ORDER. No stop order suspending the effectiveness of the Registration Statement, any Rule 462 Registration Statement, or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission.

          (e) NO NASD OBJECTION. The NASD shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

          (f) NO MATERIAL ADVERSE CHANGE. There shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

          (g) OFFICER'S CERTIFICATE. The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by the Chief Executive Officer and the Chief Operating Officer of the Company, to the effect set forth in Sections 6(d) and 6(f) above and to the effect that the representations and warranties of the Company contained in this Agreement that are expressly qualified by a reference to materiality are true and correct in all respects as so qualified, and each of the representations and warranties contained in this Agreement that are not so qualified are true and correct in all material respects, each, as of the Closing Date, and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

          (h) OPINION OF COUNSEL. The Underwriters shall have received on the Closing Date an opinion (i) of Schulte Roth & Zabel LLP, counsel for the Company and the Selling Shareholders, dated the Closing Date, the form of which is attached hereto as Exhibit A-1 and (ii) of Akerman Senterfitt, counsel for the Company, dated the Closing Date, the form of which is attached hereto as Exhibit A-2. The opinion shall be rendered to the Underwriters at the request of the Company and shall so state therein.

          (i) OPINION OF UNDERWRITERS COUNSEL. The Underwriters shall have received on the Closing Date an opinion of Fulbright & Jaworski L.L.P., counsel for the Underwriters, dated the Closing Date, with respect to the Shares, the Registration Statement, the Prospectus, and such other related matters as the Representatives shall require.

          (j) ACCOUNTANT'S COMFORT LETTER. The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from KPMG LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; PROVIDED that the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof.

          (k) LOCK-UP AGREEMENTS. The Company shall have furnished to the Underwriters an agreement in the form of Exhibit B hereto from each of the Company's directors (other than Mr. Schrader and Mr. Mintz), executive officers (other than Mr. Dejardins and Ms. McNeal), and the Selling Shareholders, and such agreement shall be in full force and effect.

          (l) SELLING SHAREHOLDERS CERTIFICATE. The Underwriters shall have received on the Closing Date a certificate, dated the Closing Date and signed by an Attorney-in-Fact for each Selling Shareholder, to the effect that the representations and warranties of the Selling Shareholders contained in this Agreement that are expressly qualified by a reference to materiality are true and correct in all respects as so qualified, and each of the representations and warranties contained in this Agreement that are not so qualified are true and correct in all material respects, each, as of the Closing Date and that the Selling Shareholders have complied with all of the agreements and satisfied all of the conditions on their part to be performed or satisfied hereunder on or before the Closing Date.

          (m) SELLING SHAREHOLDER DOCUMENTS. Prior to the date hereof, the Company and the Selling Shareholders shall have furnished for review by the Representatives copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Shareholders and such further information, certificates and documents as the Representatives may reasonably request.

          (n) ADDITIONAL DOCUMENTS. On the Closing Date, the Representatives and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

                  The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the satisfaction of each of the above conditions on or prior to the Option Closing Date and to the delivery to you on the Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares and other matters related to the issuance of the Additional Shares.

     7. EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Sellers agree to pay or cause to be paid all expenses incident to the performance of their obligations under this Agreement, including: (i) the fees, disbursements and expenses of the Company's counsel, the Company's accountants (except as otherwise agreed by the Representatives) and counsel for the Selling Shareholders in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statement, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or legal investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as contemplated by Section 5(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or legal investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the NASD, (v) all costs and expenses incident to listing the Shares on the Nasdaq National Market, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show with the prior approval of the Company, and (ix) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. It is understood, however, that except as provided in this Section, Section 8 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel and any advertising expenses connected with any offers they may make.

          The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

     8. INDEMNITY AND CONTRIBUTION.

          (a) INDEMNIFICATION OF THE UNDERWRITERS BY THE COMPANY AND THE PRINCIPAL SHAREHOLDERS. The Company and each of the Principal Shareholders, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein and (ii) that with respect to any preliminary prospectus, the foregoing indemnity agreement shall not inure to the benefit of any Underwriter from whom the person asserting any loss, claim, damage or liability purchased Shares, or any person controlling such Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to Section 5 and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense.

          (b) INDEMNIFICATION OF UNDERWRITERS BY THE OTHER SELLING SHAREHOLDERS. Each Selling Shareholder (other than the Principal Shareholders covered by
Section 8(a) above) agrees, severally and not jointly, to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (c) INDEMNIFICATION OF COMPANY BY THE SELLING SHAREHOLDERS. Each Selling Shareholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Shareholder furnished in writing by or on behalf of such Selling Shareholder expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (d) INDEMNIFICATION BY THE UNDERWRITERS. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Shareholders, the directors of the Company, the officers of the Company who sign the Registration Statement and each person, if any, who controls the Company or any Selling Shareholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

          (e) INDEMNIFICATION PROCEDURES. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "INDEMNIFIED PARTY") shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (1) the fees and expenses of more than one separate firm (in addition to a single firm of local counsel in each applicable jurisdiction) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, (2) the fees and expenses of more than one separate firm (in addition to a single firm of local counsel in each applicable jurisdiction) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such section and
(3) the fees and expenses of more than one separate firm (in addition to a single firm of local counsel in each applicable jurisdiction) for all Selling Shareholders and all persons, if any, who control any Selling Shareholder within the meaning of either such section, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the

Underwriters and such control persons of any Underwriters, such firm shall be designated in writing by TWP. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Shareholders and such control persons of any Selling Shareholders, such firm shall be designated in writing by the persons named as attorneys-in-fact for the Selling Shareholders under the Powers of Attorney. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (y) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (z) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (f) LIMITATION OF SELLING SHAREHOLDER LIABILITY. The liability of each Selling Shareholder under the indemnity and contribution provisions of this
Section 8 shall be limited to an amount equal to the public offering price of the Shares sold by such Selling Shareholder, less the underwriting discount, as set forth on the front cover page of the Prospectus. The Company and the Selling Shareholders may agree, as among themselves and without limiting the rights of the Underwriters under this Agreement, as to the respective amounts of such liability for which they each shall be responsible.

          (g) CONTRIBUTION AGREEMENT. To the extent the indemnification provided for in this Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Sellers on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Sellers on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Sellers or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint.

          (h) CONTRIBUTION AMOUNTS. The Sellers and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 8 were determined by PRO RATA allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 8(h). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          (i) SURVIVAL OF PROVISIONS. The indemnity and contribution provisions contained in this Section 8 and the representations, warranties and other statements of the Company and the Selling Shareholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, any Selling Shareholder or any person controlling any Selling Shareholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

     9. EFFECTIVENESS. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

     10. TERMINATION. This Agreement shall be subject to termination by notice given by you to the Company, if (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York or California shall have been declared by either federal or New York or California state authorities or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse, or (v) in the judgment of the Representatives, there shall have occurred any material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, taken as a whole, and (b) in the case of any of the events specified in clauses 10(a)(i) through 10(a)(v), such event, individually or together with any other such event, makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

     11. DEFAULTING UNDERWRITERS. If, on the Closing Date or the Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule A bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; PROVIDED that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Shareholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven (7) days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. If, on the Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase Additional Shares or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

     12. COUNTERPARTS. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     13. HEADINGS; TABLE OF CONTENTS. The headings of the sections of this Agreement and the table of contents have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

     14. NOTICES. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

                  If to the Representatives:

                  Thomas Weisel Partners LLC
                  One Montgomery Street, Suite 3700
                  San Francisco, California 94104
                  Facsimile:  (415) 364-2694
                  Attention:  Jim DeWolfe

                  with a copy to:

                  Thomas Weisel Partners LLC
                  One Montgomery Street, Suite 3700
                  San Francisco, California 94104
                  Facsimile:  (415) 364-2694
                  Attention:  Ted Johann, Esq.

                  If to the Company:

                  Cache, Inc.
                  1440 Broadway, 5th Floor
                  New York, New York 10018
                  Facsimile:  (212) 944-2842
                  Attention:  Brian Woolf

                  With a copy to:
                  Schulte Roth & Zabel LLP
                  919 Third Avenue
                  New York, New York 10022
                  Facsimile:  (212) 593-5955
                  Attention:  Michael R. Littenberg, Esq.

                  If to the Selling Stockholders:

                  c/o Cache, Inc.
                  1440 Broadway, 5th Floor
                  New York, NY 10036
                  (212) 944-2842
                  Attn:  Brian Woolf

Any party hereto may change the address for receipt of communications by giving written notice to the others.

     15. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, including any substitute Underwriters pursuant to
Section 11 hereof, and to the benefit of the officers and directors and controlling persons referred to in Section 8, and in each case their respective successors, and no other person will have any right or obligation hereunder. The term "successors, shall not include any purchaser of the Shares as such from any of the Underwriters merely by reason of such purchase.

     16. PARTIAL UNENFORCEABILITY. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

     17. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SUCH STATE.

     18. CONSENT TO JURISDICTION. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("RELATED PROCEEDINGS") may be instituted in the federal courts of the United States of America located in the City and County of New York or the courts of the State of New York in each case located in the City and County of New York (collectively, the "SPECIFIED COURTS"), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "RELATED JUDGMENT"), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum.

     19. WAIVER OF IMMUNITY. With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgement, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

     20. FAILURE OF THE SELLING SHAREHOLDERS TO SELL AND DELIVER SHARES. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholders at the Closing Date pursuant to this Agreement, then the Underwriters may at their option, by written notice from the Representatives to the Company and the Selling Shareholders, either (i) terminate this Agreement without any liability on the part of any Underwriter or, except as provided in Sections 7 and 8 hereof, the Company or the Selling Shareholders, or (ii) purchase the shares which the Company and other Selling Shareholders have agreed to sell and deliver in accordance with the terms hereof. If one or more of the Selling Shareholders shall fail to sell and deliver to the Underwriters the Shares to be sold and delivered by such Selling Shareholders pursuant to this Agreement at the Closing Date or the Option Closing Date, then the Underwriters shall have the right, by written notice from the Representatives to the Company and the Selling Shareholders, to postpone the Closing Date or the Option Closing Date, as the case may be, but in no event for longer than seven (7) days in order that the required changes, if any, to the Registration Statement and the Prospectus or any other documents or arrangements may be effected.

     21. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof.

     22. AMENDMENTS. This Agreement may only be amended or modified in writing, signed by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit.

     23. SOPHISTICATED PARTIES. Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification and contribution provisions of Section 8, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 8 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, any preliminary prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

                  [Remainder of page intentionally left blank]

          If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

                                   Very truly yours,
                                   CACHE, INC.

                                   By: /s/ Thomas E. Reinckens
                                      -----------------------------------------
                                      Name: Thomas E. Reinckens
                                      Title: President and Chief Operating
                                             Officer

                                   The Selling Shareholders
                                   named in Schedule B hereto,
                                   acting severally


                                   By: /s/ Thomas E. Reinckens
                                      -----------------------------------------
                                      Thomas E. Reinckens
                                      Attorney-in-Fact


Accepted as of the date hereof

THOMAS WEISEL PARTNERS LLC
US BANCORP PIPER JAFFRAY INC.
BREAN MURRAY & CO., INC.
FIRST ALBANY CAPITAL INC.

Acting severally on behalf of themselves and the several Underwriters named in Schedule A hereto.

By:   Thomas Weisel Partners LLC

By:   /s/ Alexander Chefetz
      --------------------------------------------
      Name: Alexander Chefetz
      Title: Partner

                                   SCHEDULE A





       UNDERWRITER                                         NUMBER OF FIRM
                                                               SHARES
                                                           TO BE PURCHASED

Thomas Weisel Partners LLC                                         1,000,000
US Bancorp Piper Jaffray Inc.                                        700,000
Brean Murray & Co., Inc.                                             200,000
First Albany Capital Inc.                                            100,000
                                                 ============================
Total                                                              2,000,000
                                                 ============================

                                   SCHEDULE B



                                  NUMBER OF FIRM           NUMBER OF ADDITIONAL
SELLING SHAREHOLDER             SHARES TO BE SOLD            SHARES TO BE SOLD
Andrew M. Saul*                       869,812
Jewish Communal Fund*                 150,000
85 J Saul Trust*                      302,594
85 K Saul Trust*                      302,594
Jane Saul Berkey*                     175,000
Norma Saul*                                                       66,000
Thomas E. Reinckens*                                             100,000
Brian Woolf*                                                     134,000
                                    ===========================================
TOTAL                               1,800,000                    300,000

--------
*  "Principal Shareholder."

                                   EXHIBIT A-1

  FORM OF LEGAL OPINION OF COUNSEL TO THE COMPANY AND THE SELLING SHAREHOLDERS

     1. Based solely on such counsel's review of good standing certificates issued by the relevant states, the Company is duly qualified to transact business as a foreign corporation in each of the states listed on Schedule I attached to such opinion.

     2. Based solely on such counsel's review of a good standing certificate issued by the secretary of state of the State of Nevada, Cache of Nevada, Inc. (the "Subsidiary") is validly existing as a corporation in good standing under the laws of the State of Nevada. Based solely on such counsel's review of the stock ledger of the Subsidiary, all of the outstanding shares of the Subsidiary are owned directly by the Company. To such counsel's knowledge, such shares are held free and clear of all liens, encumbrances or other third party claims. The Subsidiary is not qualified to do business as a foreign corporation in any state.

     3. The Underwriting Agreement has been duly executed and delivered by the Company and by or on behalf of each of the Selling Shareholders listed on
Schedule II attached to such opinion (the "Individual Shareholders"). The Underwriting Agreement has been duly authorized, executed and delivered by or on behalf of each of the Selling Shareholders listed on Schedule III attached to such opinion (the "Entity Shareholders").

     4. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement will not contravene
(a) any provision of applicable law which, in such counsel's experience, is normally applicable to transactions of the type contemplated by the Underwriting Agreement, (b) any agreement or other instrument binding upon the Company or any of its subsidiaries filed as an exhibit to the Registration Statement (including exhibits incorporated by reference) or (c) to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any of its subsidiaries.

     5. Except as have been obtained, no consent, approval, authorization or order of, or qualification with, any governmental body or agency which, in such counsel's experience, is normally applicable to transactions of the type contemplated by the Underwriting Agreement is required for the performance by the Company of its obligations thereunder, except such as may be required by state securities or blue sky laws, as to which such counsel expresses no opinion.

     6. The execution and delivery by each Selling Shareholder of, and the performance by each Selling Shareholder of its obligations under, the Transaction Documents will not contravene (a) any provision of applicable law which, in such counsel's experience, is normally applicable to selling shareholders generally in connection with transactions of the type contemplated by the Underwriting Agreement, (b) the Articles or Certificate of Incorporation or by-laws of any Selling Shareholder that is a corporation, (c) to such counsel's knowledge, any trust, partnership, limited liability company or other agreement or other instruments binding upon such Selling Shareholder or (d) to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Shareholder. To such counsel's knowledge, no consent, approval, authorization or order of, or qualification with, any governmental body or agency which, in such counsel's experience, is normally applicable to selling shareholders generally in connection with transactions of the type contemplated by the Underwriting Agreement is required for the performance by any Selling Shareholder of his, her or its obligations under the Transaction Documents, except such as may be required by state securities or blue sky laws, as to which such counsel need not express any opinion.

     7. To such counsel's knowledge, (a) each of the Selling Shareholders is the legal and beneficial owner of the Shares to be sold by such Selling Shareholder and (b) all authorizations and approvals required by (i) any law which, in such counsel's experience, is normally applicable to selling shareholders generally in connection with transactions of the type contemplated by the Underwriting Agreement, or (ii) any Entity Shareholder's charter or bylaws, partnership or limited liability company agreement, trust agreement or other organizational documents, in each case, to enter into the Transaction Documents, to sell and deliver the Shares to be sold by each such Selling Shareholder pursuant to the Underwriting Agreement and to comply with its other obligations under the Transaction Documents have been obtained.

     8. The Custody Agreements and the Powers of Attorney to which each Selling Shareholder is a party have been duly authorized by such Entity Shareholder and have executed and delivered by such Selling Shareholder and are valid and binding agreements of such Selling Shareholder except as may be limited by applicable bankruptcy, insolvency (including without limitation, all laws relating to fraudulent transfers), reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally or the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     9. Based solely on the representations of the Selling Shareholders in the Custody Agreement and such counsel's examination of the certificates representing such Shares and assuming no security interests, claims, liens, equities, or other encumbrances not indicated by the foregoing, delivery of the Shares to be sold by each Selling Shareholder pursuant to the Underwriting Agreement will pass title to such Shares free and clear of any security interests, claims, liens, equities and other encumbrances.

     10. The statements (a) in the Prospectus under the caption "Underwriting" and (b) in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and constitute accurate summaries of the matters referred to therein in all material respects.

     11. Such counsel does not have knowledge of (a) any legal or governmental proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that are required to be described in the Registration Statement or the Prospectus and are not so described or (b) of any statutes, regulations, contracts or other documents that are required to be described or incorporated by reference in the Registration Statement or Prospectus or to be filed or incorporated by reference as exhibits to the Registration Statement that are not described, incorporated by reference or filed as required.

     12. The Company is not, and immediately after giving effect to the offering and sale of the Shares and the initial investment of the proceeds thereof will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

     13. (a) Each document filed by the Company pursuant to the Exchange Act (except for financial statements and schedules and other financial and statistical data included therein as to which such counsel need not express any opinion) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act and (b) such counsel has no reason to believe that any of such documents, when they were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents where filed, not misleading.

     14. The Registration Statement and Prospectus (except for financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express any opinion) comply as to form in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

     15. Such counsel has participated in the preparation of the Registration Statement and the Prospectus (other than the documents incorporated by reference therein) and in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company and with the Representatives and counsel to the Representatives at which the contents of the Registration Statement and the Prospectus (including documents incorporated by reference therein) and related matters were discussed. Although such counsel need not pass upon or assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as set forth in such counsel's opinion in paragraph 10 above), based upon the foregoing, such counsel has no reason to believe that (other than the financial statements and related schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need not express any belief) the Registration Statement and the Prospectus included therein at the time the Registration Statement became effective contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that, on the date of such opinion, the Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                                   EXHIBIT A-2

                 Form of Legal Opinion of Counsel to the Company

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida.

     2. The Company has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus or as therein proposed to be conducted. The Company has the corporate power and authority to enter into and perform its obligations under the Underwriting Agreement.

     3. The statements in the Registration Statement in Item 15, in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information called for with respect to such legal matters, documents and proceedings and constitute accurate summaries of the matters referred to therein in all material respects.

     4. The Shares to be purchased by the Underwriters from the Company have been duly authorized and, when sold and paid for in accordance with the Underwriting Agreement, will be validly issued, fully paid and non-assessable. None of the Shares of Common Stock being issued by the Company will be issued in violation of preemptive rights of any security holder of the Company.

     5. The shares of Common Stock to be sold by the Selling Shareholders on the Closing Date have been duly authorized and validly issued and are fully paid and non-assessable.

     6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

     7. The execution and delivery of the Underwriting Agreement by the Company, the performance by the Company of, and compliance with its obligations under, the Underwriting Agreement and the consummation of the transactions contemplated thereby do not and will not, result in any violation of (a) the provisions of its Articles of Incorporation or Bylaws, (b) any applicable law, statute, rule or regulation, or (c) any applicable judgment, order, writ or decree, in each case known to such counsel, of any government, government instrumentality or court of the State of Florida, having jurisdiction over the Company or any of its respective properties, assets or operations.

     8. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency of the State of Florida is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement by the Company or for the offering, issuance, sale or delivery of the Securities.

                                    EXHIBIT B

                            FORM OF LOCK-UP AGREEMENT

                                                              January 22, 2003


Thomas Weisel Partners LLC
US Bancorp Piper Jaffray Inc.
Brean Murray & Co., Inc.
First Albany Capital Inc.
c/o Thomas Weisel Partners LLC
One Montgomery Street, Suite 3700
San Francisco, California  94104

RE:      LOCK-UP AGREEMENT (THE "AGREEMENT")

Ladies and Gentlemen:

     The undersigned is an owner of record or beneficially of certain shares of common stock, par value $.01 per share (the "COMMON STOCK"), of Cache, Inc., a Delaware corporation (the "COMPANY"), or securities convertible into or exchangeable or exercisable for Common Stock. The undersigned understands that you, as representatives (the "REPRESENTATIVES"), propose to enter into an Underwriting Agreement on behalf of the several Underwriters named in Schedule A to such agreement (collectively, the "UNDERWRITERS"), with the Company providing for a public offering of the Common Stock of the Company pursuant to a Registration Statement on form S-3 to be filed with the Securities and Exchange Commission (the "PUBLIC OFFERING"). The undersigned recognizes that the Public Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital for its operations. The undersigned acknowledges that you and the other Underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Public Offering and in entering into underwriting arrangements with the Company with respect to the Public Offering.

     To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Thomas Weisel Partners LLC (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "PROSPECTUS"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees


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that, without the prior written consent of Thomas Weisel Partners LLC (which consent may be withheld in its sole discretion), it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. With respect to the Public Offering, the undersigned waives any registration rights relating to registration under the Securities Act of any Common Stock owned either of record or beneficially by the undersigned, including any rights to receive notice of the Public Offering.

     The foregoing restrictions are expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a sale or disposition of the Common Stock even if such Common Stock would be disposed of by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put option or put equivalent position or call option or call equivalent position) with respect to any of the Common Stock or with respect to any security that includes, relates to, or derives any significant part of its value from such Common Stock.

     Notwithstanding the foregoing, the undersigned may transfer shares of Common Stock (i) as a BONA FIDE gift or gifts, provided that the donee or donees thereof agree to be bound by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) to the Underwriters pursuant to the Underwriting Agreement. For purposes of this Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer the capital stock of the Company to any wholly-owned subsidiary of such corporation; provided, however, that in any such case, it shall be a condition to the transfer that the transferee execute an agreement stating that the transferee is receiving and holding such capital stock subject to the provisions of this Agreement and there shall be no further transfer of such capital stock except in accordance with this Agreement, and provided further that any such transfer shall not involve a disposition for value.

     Notwithstanding anything to the contrary contained herein, this agreement shall terminate and be of no further force or effect in the event the Company has not consummated the Public Offering on or before April 22, 2004.

     The undersigned understands that whether or not the Public Offering actually occurs depends on a number of factors, including stock market conditions. The Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Company and the Underwriters.

     The undersigned agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of shares of Common Stock or securities convertible into or exchangeable or exercisable for Common Stock held by the undersigned except in compliance with the foregoing restrictions.


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     This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

                                   Very truly yours,





                                   -------------------------------------------
                                   (Name)





                                   -------------------------------------------
                                   (Address)


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                                TABLE OF CONTENTS

                                                                           PAGE
1.  Representations and Warranties of the Company and the
    Principal Shareholders...................................................2

    (a)  Effective Registration Statement....................................2

    (b)  Contents of Registration Statement..................................2

    (c)  Offering Materials Furnished to Underwriters........................3

    (d)  Distribution of Offering Material By the Company....................3

    (e)  Exchange Act Compliance.............................................3

    (f)  Due Incorporation...................................................3

    (g)  Subsidiaries........................................................3

    (h)  Underwriting Agreement..............................................4

    (i)  Description of Capital Stock........................................4

    (j)  Authorized Stock....................................................4

    (k)  Validly Issued Shares...............................................4

    (l)  No Conflict.........................................................4

    (m)  Legal Proceedings; Exhibits.........................................4

    (n)  Compliance with Securities Act......................................5

    (o)  Not an Investment Company...........................................5

    (p)  Compliance with Laws................................................5

    (q)  No Environmental Costs..............................................5

    (r)  No Registration Rights..............................................5

    (s)  Cuban Business Statute..............................................5

    (t)  No Material Adverse Change..........................................5

    (u)  Independent Accountants.............................................6

    (v)  Preparation of the Financial Statements.............................6

    (w)  Good Title to Properties............................................6

    (x)  Intellectual Property Rights........................................7

    (y)  No Labor Disputes...................................................7

    (z)  Insurance...........................................................7

    (aa) Governmental Permits................................................7

    (bb) Accounting Controls.................................................7


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                                TABLE OF CONTENTS
                                   (continued)

                                                                           PAGE
    (cc) Tax Law Compliance...................................................8

    (dd) Listing of Common Stock..............................................8

    (ee) No Price Stabilization or Manipulation...............................8

    (ff) Related Party Transactions...........................................8

    (gg) ERISA Compliance.....................................................8

    (hh) Sarbanes Oxley Compliance............................................9

2.  Representations and Warranties of the Selling Shareholders................9

    (a)  Due Authorization....................................................9

    (b)  Selling Shareholder Documents........................................9

    (c)  No Conflict..........................................................9

    (d)  Validly Issued Shares...............................................10

    (e)  Good Title to Shares................................................10

    (f)  Delivery of Common Shares...........................................10

    (g)  No Registration Rights..............................................10

    (h)  No Price Stabilization or Manipulation..............................10

    (i)  Disclosure by Selling Shareholder in Registration Statement.........10

3.  Purchase and Sale Agreements.............................................11

    (a)  Firm Shares.........................................................11

    (b)  Additional Shares...................................................11

    (c)  Market Standoff Provision...........................................11

    (d)  Terms of Public Offering............................................12

4.  Payment and Delivery.....................................................12

    (a)  Firm Shares.........................................................12

    (b)  Additional Shares...................................................12

    (c)  Delivery of Certificates............................................12

5.  Covenants of the Company.................................................12

    (a)  Furnish Copies of Registration Statement and Prospectus.............12

    (b)  Notification of Amendments or Supplements...........................13

    (c)  Filings of Amendments or Supplements................................13


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                               TABLE OF CONTENTS
                                   (continued)


    (d)  Blue Sky Laws.......................................................13

    (e)  Earnings Statement..................................................13

    (f)  Use of Proceeds.....................................................13

    (g)  Transfer Agent......................................................13

    (h)  Periodic Reporting Obligations......................................14

    (i)  Sarbanes Oxley Compliance...........................................14

    (j)  Exchange Act Compliance.............................................14

    (k)  Agreement Not To Offer or Sell Additional Securities................14

6.  Conditions to the Underwriters' Obligations..............................14

    (a)  Effective Registration Statement....................................14

    (b)  Rule 462 Registration Statement.....................................14

    (c)  Prospectus Filed with Commission....................................15

    (d)  No Stop Order.......................................................15

    (e)  No NASD Objection...................................................15

    (f)  No Material Adverse Change..........................................15

    (g)  Officer's Certificate...............................................15

    (h)  Opinion of Counsel..................................................15

    (i)  Opinion of Underwriters Counsel.....................................15

    (j)  Accountant's Comfort Letter.........................................16

    (k)  Lock-Up Agreements..................................................16

    (l)  Selling Shareholders Certificate....................................16

    (m)  Selling Shareholder Documents.......................................16

    (n)  Additional Documents................................................16

7.  Expenses.................................................................17

8.  Indemnity and Contribution...............................................17

    (a)  Indemnification of the Underwriters by the Company and the Principal
         Shareholders........................................................17

    (b)  Indemnification of Underwriters by the other Selling Shareholders...18

    (c)  Indemnification of Company by the Selling Shareholders..............18

    (d)  Indemnification by the Underwriters.................................19

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                                TABLE OF CONTENTS
                                   (continued)



    (e)  Indemnification Procedures..........................................19

    (f)  Limitation of Selling Shareholder Liability.........................20

    (g)  Contribution Agreement..............................................20

    (h)  Contribution Amounts................................................21

    (i)  Survival of Provisions..............................................21

9.  Effectiveness............................................................21

10. Termination..............................................................21

11. Defaulting Underwriters..................................................22

12. Counterparts.............................................................23

13. Headings; Table of Contents..............................................23

14. Notices..................................................................23

15. Successors...............................................................24

16. Partial Unenforceability.................................................24

17. Governing Law............................................................24

18. Consent to Jurisdiction..................................................24

19. Waiver of Immunity.......................................................24

20. Failure of the Selling Shareholders to Sell and Deliver Shares...........25

21. Entire Agreement.........................................................25

22. Amendments...............................................................25

23. Sophisticated Parties....................................................25


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                               TABLE OF CONTENTS
                                   (continued)

EXHIBIT A-1.......Form of Legal Opinion of Counsel to the Company and the
                  Selling Shareholders

EXHIBIT A-2.......Form of Legal Opinion of Counsel and the Company

EXHIBIT B.........Form of Lock-up Agreement




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